                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|

Filed by a party other than the registrant / /

Check the appropriate box:

         |X|      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         / /      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                         QUERYOBJECT SYSTEMS CORPORATION
                  (Name of Registrant as Specified in Charter)

                            Kenneth Schlesinger, Esq.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 (212) 753-7200

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

         Payment of filing fee (check the appropriate box):

         |X|      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing Party:

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         (4)      Date Filed:

                                       -2-

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 6, 2001
                                 --------------
To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  will  be  held  at  the  Company's  headquarters,  located  at  One
Expressway Plaza, Suite 208, Roslyn Heights,  New York 11577, on July 6, 2001 at
10:00 A.M., local time, for the following purposes:

                  1. To elect seven  members of the Board of  Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To approve the  issuance in an exchange  offer of shares of
         Common  Stock,  $.003 par value (the  "Common  Stock"),  of the Company representing  more than 20% of the  number of  issued  and  outstanding shares of Common Stock;

                  3. To approve an amendment to the Company's  2000 Stock Option
         Plan that would increase from 725,000 to 5,725,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder;

                  4. To consider and vote upon a proposal to amend the Company's
         Certificate of Incorporation to increase from 60,000,000 to 100,000,000 the authorized number of shares of Common Stock;

                  5. To ratify the appointment of PricewaterhouseCoopers  LLP as the  Company's  independent  auditors for the year ending  December 31,
         2001; and

                  6. To transact such other  business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors  has fixed the close of business on June 4, 2001 as the record date for the  Meeting.  Only  stockholders  of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors

                                        DANIEL M. PESS
                                        SECRETARY

Dated: June 5, 2001
Roslyn Heights, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  YOU ARE URGED
TO FILL IN,  DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  THAT IS
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       -3-

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 6, 2001
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of
Directors  of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the Company's  principal  executive offices located at One Expressway
Plaza,  Suite 208,  Roslyn  Heights,  New York 11577,  on July 6, 2001, at 10:00
A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying
Proxy will first be sent or given to stockholders is June 6, 2001.

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of business on June 4, 2001, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record Date,  there were  21,972,768  outstanding  shares of the
Company's common stock, $.003 par value (the "Common Stock").

                                VOTING OF PROXIES

         Shares  of  Common  Stock  represented  by  Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the approval of the issuance in an exchange offer of shares of Common Stock  representing  more than
20% of the number of issued and  outstanding  shares of Common Stock (the "Share
Issuance  Proposal"),  (iii) for the approval of an  amendment to the  Company's
2000 Stock Option Plan (the  "Plan")  increasing  from 725,000 to 5,725,000  the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted  thereunder (the "Stock Option Plan  Amendment"),  (iv)
for the approval of an amendment (the  "Authorized  Common Stock  Amendment") to the  Company's  Certificate  of  Incorporation  to increase  from  60,000,000 to
100,000,000 the authorized  shares of Common Stock,  (v) for the ratification of the  appointment  of  PricewaterhouseCoopers  LLP as the  Company's  independent auditors for the year ending December 31, 2001 and (vi) on any other matter that may properly be brought  before the Meeting in  accordance  with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy  executed and returned by a stockholder may be revoked at any time thereafter if written notice of  revocation is given to the Secretary of the Company prior to the vote to be taken at the  Meeting,  or by  execution  of a  subsequent  proxy  that is presented to the Meeting or if the stockholder  attends the Meeting and votes by ballot,  except as to any  matter or  matters  upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

                                  VOTING RIGHTS

         Holders  of shares of Common  Stock are  entitled  to one vote for each share held on all matters.

         The holders of a majority of the  outstanding  shares of Common  Stock, whether present in person or represented by proxy,  will constitute a quorum for each of the  matters  identified  in the notice of  meeting,  as well as for any other matters that may come before the meeting.

         Broker  "non-votes"  and the shares as to which a stockholder  abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

         A  plurality  of the  votes  cast  is  required  for  the  election  of directors. In tabulating the vote on the election of directors,  abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The  affirmative  vote of the holders of a majority of the  outstanding shares of Common  Stock,  is  required to approve the  Authorized  Common  Stock
Amendment.  Accordingly,  abstentions  and broker  non- votes will have the same effect as a negative vote.

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common  Stock is  required  to approve the Share  Issuance  Proposal,  the Stock
Option  Plan   Amendment  and  the  proposal  to  ratify  the   appointment   of
PricewaterhouseCoopers  LLP. In tabulating the votes on the proposals to approve the Share  Issuance  Proposal and the Stock Option Plan Amendment and ratify the appointment of PricewaterhouseCoopers LLP, abstentions, withholding of authority to vote or broker  non-votes are not considered  shares  entitled to vote on the applicable proposals and are not included in determining whether the adoption of the Share Issuance Proposal and the Stock Option Plan Amendment and the proposal to ratify the appointment of PricewaterhouseCoopers LLP are approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information  concerning ownership of the
Company's Common Stock as of the Record Date by each person known by the Company to be the beneficial  owner of more than five percent of the outstanding  Common
Stock,  each director,  each executive  officer,  each nominee for election as a director and by all directors and executive  officers of the Company as a group.
Unless otherwise  indicated,  the address for each such person is in care of the
Company, One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577.

                                       -2-

                                                                          NUMBER OF SHARES
                DIRECTORS, EXECUTIVE OFFICERS                              OF COMMON STOCK
                     AND 5% STOCKHOLDERS                                BENEFICIALLY OWNED(1)             PERCENTAGE
                     -------------------                                ---------------------             ----------

Barry Rubenstein.............................................                15,836,275(2)                  51.5%
68 Wheatley Road
Brookville, New York 11545

Irwin Lieber.................................................                 9,276,390(3)                  34.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Barry Fingerhut..............................................                 9,207,640(4)                  34.4%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Seth Lieber..................................................                 8,025,244(5)                  30.8%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Jonathan Lieber..............................................                 8,025,244(6)                  30.8%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Wheatley Foreign Partners, L.P...............................                 8,024,549(7)                  30.8%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies

Wheatley Partners, L.P.......................................                 8,024,549(7)                  30.8%
60 Cutter Mill Road
Great Neck, New York 11021

Seneca Ventures..............................................                 1,885,631(8)                   8.2%
68 Wheatley Road
Brookville, New York 11545

Woodland Venture Fund........................................                 1,926,121(9)                   8.3%
68 Wheatley Road
Brookville, New York 11545

Woodland Partners............................................                1,235,918(10)                   5.4%
68 Wheatley Road
Brookville, New York 11545

Marilyn Rubenstein...........................................                6,194,772(11)                  24.1%
68 Wheatley Road
Brookville, New York 11545

                                       -3-

                                                                          NUMBER OF SHARES
                DIRECTORS, EXECUTIVE OFFICERS                              OF COMMON STOCK
                     AND 5% STOCKHOLDERS                                BENEFICIALLY OWNED(1)             PERCENTAGE
                     -------------------                                ---------------------             ----------

Woodland Services Corp.......................................                3,811,752(12)                  15.8%
68 Wheatley Road
Brookville, New York 11545

Brookwood Partners, L.P......................................                1,147,102(13)                   5.1%
68 Wheatley Road
Brookville, New York 11545

Firebrand Financial Group, Inc...............................                4,049,227(14)                  17.5%
One State Street Plaza
24th Floor
New York, New York 10004

EarlyBirdCapital.com, Inc....................................                3,753,703(15)                  17.0%
One State Street Plaza
24th Floor
New York, New York 10004

EarlyBirdCapital, Inc........................................                1,161,111(16)                   5.3%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood Associates, Inc.....................................                2,592,592(17)                  11.8%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood Associates LP.......................................                   1,296,296                    5.9%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood 2 Private Technology Limited........................                   1,296,296                    5.9%
One State Street Plaza
24th Floor
New York, New York 10004

Claudia Rouhana..............................................                1,666,667(18)                   7.2%
5 Prospect Lane
Sands Point, New York 11050

Joseph M. Valley, Jr.........................................                      20,000                    (19)

Robert Thompson..............................................                  261,503(20)                   1.1%

Daniel M. Pess...............................................                  262,844(21)                   1.2%

Rino Bergonzi................................................                   15,562(20)                   (17)

Alan W. Kaufman..............................................                  196,971(22)                   (17)

                                       -4-

                                                                          NUMBER OF SHARES
                DIRECTORS, EXECUTIVE OFFICERS                              OF COMMON STOCK
                     AND 5% STOCKHOLDERS                                BENEFICIALLY OWNED(1)             PERCENTAGE
                     -------------------                                ---------------------             ----------

Amy L. Newmark...............................................                  183,757(23)                   (17)

Andre Szykier ...............................................                  113,479(24)                   (17)

All directors and executive officers as a group (7                           1,054,116(25)                   4.6%
persons).....................................................

(1)      A person is deemed to be the beneficial owner of voting securities that can be  acquired  by such  person  within 60 days after the Record Date upon the exercise of options, warrants or convertible securities.  Each beneficial owner's percentage  ownership is determined by assuming that options,  warrants  or  convertible  securities  that  are held by such person (but not those held by any other  person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all  persons  named in the table have sole  voting and  investment power with respect to all shares beneficially owned by them.

(2)      Based upon  information  contained  in a report on a Schedule  13D (the
         "Wheat ley 13D") filed jointly by Barry  Rubenstein,  Wheatley  Foreign
         Partners,   L.P.   ("Wheatley   Foreign"),   Wheatley  Partners,   L.P.
         ("Wheatley"),   Seneca  Ventures  ("Seneca"),   Woodland  Venture  Fund
         ("Woodland  Fund"),  Woodland  Partners,   Rev-Wood  Merchant  Partners
         ("Rev-Wood"),  Brookwood Partners, L.P. ("Brookwood") and certain other entities with the Securities and Exchange Commission ("SEC") and a Form
         4 filed  by Mr.  Rubenstein  with  the SEC as  well  as  certain  other information.  Includes  64,930  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Rubenstein and 740,741 shares issuable upon  exercise of warrants  held by Mr.  Rubenstein.  Also includes (i)
         740,741  shares of Common Stock issuable upon exercise of warrants held by Woodland  Partners,  (ii) 1,111,111  shares of Common Stock issuable upon exercise of warrants held by Woodland Fund, (iii) 1,111,111 shares of Common Stock issuable upon exercise of warrants held by Seneca, (iv)
         3,748,148  shares of Common Stock  issuable  upon  exercise of warrants held by  Wheatley,  (v) 325,926  shares of Common Stock  issuable  upon exercise of warrants held by Wheatley  Foreign,  (vi) 200,000 shares of
         Common  Stock  issuable  upon  exercise of options held by Rev-Wood and
         (vii) 740,741 shares of Common Stock issuable upon exercise of warrants held by Brookwood. Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners,  Woodland Fund, Seneca, Wheatley,
         Wheatley Foreign, Rev-Wood, and Brookwood,  except to the extent of his respective equity interests therein.

(3)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber and certain other information.  Includes 68,750 shares of
         Common Stock  issuable  upon exercise of options held by Mr. Lieber and
         740,741  shares of Common Stock issuable upon exercise of warrants held by Mr.  Lieber.  Also  includes  (i)  3,748,148  shares of Common Stock issuable upon  exercise of warrants held by Wheatley,  and (ii) 325,926 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley Foreign, of which Mr. Lieber disclaims  beneficial  ownership, except to the extent of his respective equity interests therein.

(4)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Fingerhut and certain other information. Includes 740,741 shares of Common Stock issuable upon exercise of

                                       -5-

         warrants held by Mr.  Fingerhut.  Also includes (i) 3,748,148 shares of
         Common Stock  issuable upon exercise of warrants held by Wheatley,  and
         (ii) 325,926  shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign.  Mr. Fingerhut disclaims beneficial ownership of the securities held by Wheatley and Wheatley Foreign,  except to the extent of his respective equity interests therein.

(5)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr.  Lieber.  Includes  695  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Lieber.  Also  includes (i)  3,748,148 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley,  and (ii)  325,926  shares  of  Common  Stock  issuable  upon exercise of  warrants  held by Wheatley  Foreign,  of which Mr.  Lieber disclaims beneficial ownership,  except to the extent of his respective equity interests therein.

(6)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr.  Lieber.  Includes  695  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Lieber.  Also  includes (i)  3,748,148 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley,  and (ii)  325,926  shares  of  Common  Stock  issuable  upon exercise of  warrants  held by Wheatley  Foreign,  of which Mr.  Lieber disclaims beneficial ownership,  except to the extent of his respective equity interests therein.

(7)      Based upon information contained in the Wheatley 13D and a Form 4 filed by each of Wheatley and Wheatley Foreign and certain other information.
         Includes (i) 3,748,148 shares of Common Stock issuable upon exercise of warrants  held by  Wheatley,  and (ii)  325,926  shares of Common Stock issuable upon exercise of warrants held by Wheatley  Foreign.  Wheatley
         Foreign  disclaims  beneficial  ownership  of the  securities  held  by
         Wheatley and Wheatley disclaims  beneficial ownership of the securities held by Wheatley Foreign.

(8)      Based upon information  contained in the Wheatley 13D and certain other information.  Includes  1,111,111  shares of Common Stock issuable upon exercise of warrants held by Seneca.

(9)      Based upon information  contained in the Wheatley 13D and certain other information.  Includes  1,111,111  shares of Common Stock issuable upon exercise of warrants held by Woodland Fund.

(10)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes  740,741  shares of Common Stock  issuable  upon exercise of warrants held by Woodland Partners.

(11)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes (i) 740,741 shares of Common Stock issuable upon exercise of warrants held by Woodland  Partners,  (ii) 1,111,111 shares of Common  Stock  issuable  upon  exercise of warrants  held by Seneca,
         (iii)  1,111,111  shares of Common  Stock  issuable  upon  exercise  of warrants held by Woodland Fund and, (iv) 740,741 shares of Common Stock
         issuable  upon   exercise  of  warrants  held  by  Brookwood.   Marilyn
         Rubenstein  disclaims  beneficial  ownership of the Securities  held by
         Woodland  Partners,  Seneca,  Woodland Fund and Brookwood except to the extent of her respective equity interest therein.

(12)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes (i)  1,111,111  shares of Common Stock  issuable upon  exercise of warrants  held by  Woodland  Fund and (ii)  1,111,111 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Seneca.

(13)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes 740,740 shares of Common Stock issuable upon the exercise of warrants.

                                       -6-

(14)     Based upon  information  contained  in a report on a Schedule  13G (the
         "Firebrand  13G"),  filed jointly by Firebrand  Financial  Group,  Inc.
         ("FFGI"),  EarlyBirdCapital.com,  Inc. ("EBC"), EarlyBirdCapital,  Inc.
         ("EarlyBird Capital"), Dalewood Associates, Inc. ("Dalewood"), Dalewood
         Associates,  LP  ("Dalewood  LP") and  Dalewood  2  Private  Technology
         Limited  ("Dalewood  2"). FFGI is the majority  shareholder of EBC. EBC wholly-owns  Dalewood and  EarlyBird  Capital.  Dalewood is the general partner of Dalewood LP and the investment  manager for Dalewood 2. FFGI directly  beneficially  owns 205,764 shares of Common Stock and is also deemed to  beneficially  own 89,740  shares of Common Stock through the holdings of its  wholly-owned  subsidiary,  GKN  Securities,  Inc. Also includes a currently  exercisable  option to  purchase up to  1,161,111 shares of Common Stock held by EarlyBird  Capital,  1,296,296 shares of
         Common Stock held by Dalewood LP and  1,296,296  shares of Common Stock held by Dalewood 2.

(15)     Based upon  information  contained in the Firebrand 13G.  Consists of a presently  exercisable  option to  purchase up to  1,116,111  shares of
         Common  Stock held by  EarlyBird  Capital,  1,296,296  shares of Common
         Stock held by Dalewood LP and 1,296,296  shares of Common Stock held by
         Dalewood 2.

(16)     Based upon  information  contained in the Firebrand 13G.  Consists of a presently  exercisable  option to purchase  1,161,111  shares of Common
         Stock.

(17)     Based upon  information  contained in the  Firebrand  13G.  Consists of
         1,296,296  shares  owned by Dalewood LP and  1,296,296  shares owned by
         Dalewood 2.

(18)     Includes  1,111,111  shares of Common Stock  issuable  upon exercise of warrants.

(19)     Less than 1%.

(20)     Consists of shares of Common Stock issuable upon exercise of options.

(21)     Includes  260,261  shares of Common  Stock  issuable  upon  exercise of options.

(22)     Includes  88,644  shares of Common  Stock  issuable  upon  exercise  of options.

(23)     Includes  105,562  shares of Common  Stock  issuable  upon  exercise of options.

(24)     Includes  104  shares  of  Common  Stock  owned  by Remy  Szykier,  Mr.
         Syzkier's  daughter,  and 44,896  shares of Common Stock  issuable upon exercise of options.

(25)     Includes  776,428  shares of Common  Stock  issuable  upon  exercise of options.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors  shall be duly  elected and qualify.  Each of the nominees  currently serves as a director of the Company,  except Joseph M. Valley,  Jr. The terms of office of the current  directors expire at the Meeting and when their successors are duly  elected and qualify.  Management  has no reason to believe that any of the nominees  will be unable or  unwilling  to serve as a director,  if elected.
Should any of the

                                       -7-

nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted for substitute  nominees selected by the Board of Directors.  The names of the nominees and certain information concerning them are set forth below:

                                                                           Year First
           Name                                   Age                    Became Director
-----------------------                         ------                 -------------------

Robert A. Thompson                                 52                           1999

Joseph M. Valley, Jr.                              53                           ____

Daniel M. Pess                                     48                           1999

Rino Bergonzi                                      56                           1997

Alan W. Kaufman                                    62                           1997

Amy L. Newmark                                     43                           1998

Andre Szykier                                      56                           1989*
---------------
* Mr.  Szykier's  tenure  includes  his period of  service as a director  of the
Company's predecessor.

         ROBERT A. THOMPSON,  has been a director of the Company since May 1999.
Mr. Thompson joined the Company in September 1997 as Vice President of Marketing
and became Senior Vice President of Marketing in April 1998. Mr. Thompson served as President  from  December 1998 until  October  2000.  In December  1998,  Mr.
Thompson  became Chief Executive  Officer,  and in May 1999, Mr. Thompson became
Chairman of the Board.  From  January  1989 to August  1997,  Mr.  Thompson  was
employed  by Cognos  Corporation,  a provider  of  client/server  tools for data access, data analysis and application development,  most recently as Director of
Marketing  Programs.  Mr.  Thompson holds a B.A.A.  in Radio and Television Arts from Ryerson Politechnical Institute.

         JOSEPH M. VALLEY, JR. has been President and Chief Operating Officer of the Company since October 2000.  From November 1998 to October 2000 he served as
Chief  Executive  Officer and President of MIS AG, USA, a German based  software company.  From 1994 to  September  1998,  Mr.  Valley was  employed  by Momentum
Software Corp.,  where he served as Chief  Executive  Officer and President from
January 1996 to September  1998.  Prior  thereto,  Mr.  Valley held a variety of positions  at  Computer  Associates  International  Inc.,  from  1986  to  1994, including  Vice  President  of Global  Accounts  and he was a Vice  President at
Command  Computer Corp.  from 1984 to 1986. Mr. Valley holds a B.A. in economics from St. Joseph's University and was a Ph.D candidate at Temple University.

         DANIEL M. PESS,  has been a director of the Company since May 1999. Mr.
Pess  joined  the  Company  in July  1994  as  Vice  President  of  Finance  and
Administration  and was  promoted  to  Senior  Vice  President  of  Finance  and
Administration in October 1997. In December 1998, Mr. Pess became Executive Vice
President and he served as Chief Operating Officer from December 1998 to October
2000.  Since December 1996, Mr. Pess has also served as Chief Financial  Officer of the Company and since  August  1997 Mr. Pess has served as  Secretary  of the
Company.  From 1991 to July 1994, Mr. Pess was Corporate  Controller of Uniforce
Services, Inc., a supplemental staffing company. From 1986 to 1991, Mr. Pess was employed as Chief Financial  Officer and Controller of The Dartmouth Plan, Inc.,
a financial institution involved in mortgage and leasing origination,  sales and service. Mr.

                                       -8-

Pess is a Certified  Public  Accountant and holds a B.S. in Accounting from C.W.
Post College of Long Island University.

         RINO  BERGONZI  has been a director of the Company  since  August 1997.
Since  November  1993,  Mr.  Bergonzi has served as Vice  President and Division
Executive  of  Corporate  Information  Technology  Services at AT&T, a worldwide provider of voice, data and video telecommunications services to large and small businesses,  consumers and  government  entities.  Mr.  Bergonzi has 32 years of experience in the  information  services  field that  includes  working for such companies as Western Union, United Parcel Service  Information  Services and EDS
Corp. Mr. Bergonzi is a director of Cornerstone  Internet  Solutions  Company, a company that provides internet services.

         ALAN W.  KAUFMAN has been a director of the Company  since August 1997, and was Chairman of the Board from May 1998 to May 1999,  and was  President and
Chief Executive Officer of the Company from October 1997 to December 1998. Prior thereto, Mr. Kaufman was an independent consultant from December 1996 to October
1997. From April 1986 to December 1996, Mr. Kaufman held various  positions with
Cheyenne  Software,  Inc.,  a  provider  of  storage  management,  security  and communications software products, including Vice President of Marketing and Vice
President of Sales and  Marketing,  and served most  recently as Executive  Vice
President  of Sales.  Mr.  Kaufman  is a  director  of Global  Telecommunication
Solutions,  Inc., a prepaid phone card company, a director of NetIQ Corporation, a software  company,  and was the founding  President  of the New York  Software
Industry Association. Mr. Kaufman holds a BSEE from Tufts University.

         AMY L. NEWMARK has been a director of the Company  since May 1998.  She has been an  independent  investor since October 1997. Ms. Newmark was Executive
Vice President-Strategic Planning of Winstar Communications, Inc., a competitive local exchange carrier, from April 1995 until September 1997. From April 1993 to
March 1995, Ms. Newmark was a General Partner of Information Age Partners, LP, a
hedge  fund,  and from  1990 to 1993,  Ms.  Newmark  was  President  of  Newmark
Research,  Inc., an investment  research and  consulting  firm. Ms. Newmark is a director of  ParkerVision,  a company that has developed and is  commercializing wireless direct  conversion  radio  technology and has designed and is marketing automated  video  camera  control  and  production  systems,  a director of U.S.
Wireless Data, a company involved in wireless electronic transaction technology, and a director of Verso  Technologies,  a full service  provider of applications and outsourced  information  technology.  Ms.  Newmark is a Chartered  Financial
Analyst and graduated magna cum laude from Harvard College.

         ANDRE SZYKIER,  co-founder of the Company, has been a consultant to the technology  industry since December 1998. Mr. Szykier  previously  served as the
Company's  Chief  Technology  Officer  and  Executive  Vice  President  from the inception of the Company in February 1989 to December 1998. Prior to co-founding the Company,  Mr. Szykier was Director of Business  Research at Pacific  Telesis
Group,  founder  and Chief  Executive  Officer of Elan Vital  Research  Ltd.,  a
software  engineering and consulting firm, and was a mathematician at Bell Labs, where he obtained a patent on signal  compression  and worked on  interplanetary missions.  Mr.  Szykier is a director of Global  Network  Privacy and 3Dfit.com, both privately held companies.  Mr. Szykier holds an M.S. in Applied  Statistics from the  University  of  California-Berkeley  and a B.S. in Economics  from St.
Mary's University.

         The Board of Directors has a Stock Option and  Compensation  Committee,
which  administers  the Company's  1991 Stock Option Plan and the 2000 Plan, and
makes  recommendations   concerning  salaries  and  incentive  compensation  for
employees of and  consultants  to the  Company,  and an Audit  Committee,  which reviews the Company's  financial  statements and accounting  policies,  resolves potential conflicts of interest, receives and reviews the recommendations of the
Company's  independent  auditors  and  confers  with the  Company's  independent auditors  with respect to the training and  supervision  of internal  accounting personnel  and  the  adequacy  of  internal  accounting  controls.  For  further information  with  respect  to  the  principal  responsibilities  of  the  Audit
Committee,  please see the Audit  Committee  Charter  that was  approved  by the
Company's Board of

                                       -9-

Directors  and is  attached  as  Appendix A to this Proxy  Statement.  The Stock
Option and Compensation Committee is currently composed of Rino Bergonzi and Amy
Newmark and the Audit  Committee is currently  composed of Rino Bergonzi and Amy
Newmark.

         The  Company  does  not  presently  have a  nominating  committee,  the customary  functions of such  committee  being  performed by the entire Board of
Directors.

DIRECTOR COMPENSATION

         The Company does not pay directors fees to directors for service on the
Board of Directors.  Directors are  reimbursed  for their  expenses  incurred in attending meetings of the Board of Directors.

MEETINGS

         The Board of  Directors  held  eight  meetings  during  the year  ended
December 31, 2000.  The Stock Option and  Compensation  Committee  and the Audit
Committee  held  seven and one  meeting(s)  respectively,  during the year ended
December 31, 2000.  From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

RECOMMENDATION

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

                                      -10-

                             EXECUTIVE COMPENSATION

         The following table sets forth information  concerning the compensation for the fiscal years ended December 31, 2000,  1999 and 1998 paid and awarded to and earned by the Company's Chief Executive Officer and the Company's  President
and Chief  Operating  Officer and each executive  officer whose salary and bonus exceeded  $100,000  with  respect to the fiscal  year ended  December  31,  2000
(collectively the "Named Executive Officers").

                                                                                                                         LONG-TERM
                                                          ANNUAL COMPENSATION                                           COMPENSATION
                                                          -------------------                                           ------------
                                                                                                                         SECURITIES
                                                                                                                         UNDERLYING
          NAME AND PRINCIPAL POSITION                 YEAR                 SALARY(1)               BONUS                  OPTIONS
          ---------------------------                 ----                 ---------               -----                  -------

Robert A. Thompson, Chief Executive                   2000                 $245,000(2)          $--------                   63,333
Officer and Chairman of the Board                     1999                  200,000(3)             50,000                  133,333
                                                      1998                    145,000              45,000                  116,667

Joseph M. Valley, Jr. President and                   2000                     41,667            --------                  100,000
Chief Operating Officer (4)                           1999                   --------            --------                ---------
                                                      1998                   --------            --------                ---------

Daniel M. Pess, Executive Vice                        2000                  227,654(5)           --------                   65,417
President and Chief Financial Officer                 1999                  190,000(6)             40,000                  133,333
                                                      1998                    139,583              30,000                  111,667

(1)  Certain of the officers of the Company  routinely  receive  other  benefits from the Company,  the amounts of which are customary in the industry.  The
     Company has concluded, after reasonable inquiry, that the aggregate amounts of such  benefits  during  each of 1998,  1999 and 2000 did not  exceed the lesser of  $50,000  or 10% of the  compensation  set forth  above as to any named individual.

(2)  Includes  $100,000  paid by the Company's  subsidiary,  INTERNETQueryObject
     Corporation ("IQO") and $20,000 of paid vacation from prior years.

(3)  Includes $33,333 paid by IQO.

(4)  Mr. Valley's employment with the Company commenced in October 2000.

(5)  Includes $95,000 paid by IQO and $22,654 of paid vacation from prior years.

(6)  Includes $16,625 paid by IQO.

                                      -11-

         The following  table sets forth  certain  information  regarding  stock options  granted to the Named  Executive  Officers  during the fiscal year ended
December 31, 2000. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                                               % OF TOTAL
                                        NUMBER OF               OPTIONS
                                       SECURITIES              GRANTED TO
                                       UNDERLYING              EMPLOYEES
                                         OPTIONS               IN FISCAL              EXERCISE OR BASE             EXPIRATION
      NAME                            GRANTED(#)                 YEAR                 PRICE PER SHARE                  DATE
-------------------------        -------------------       -------------------  -----------------------        --------------
Robert Thompson                           33,333                   3.5                      $6.88                    2/02/07
                                          30,000                   3.1                       8.04                    3/22/07
Joseph M. Valley, Jr.                    100,000                  10.4                       2.50                   10/22/07
Daniel M. Pess                            35,417                   3.7                       6.88                    2/02/07
                                          30,000                   3.1                       8.04                    3/22/07

         The  following  table  sets forth  certain  information  regarding  the exercise of options by the Named Executive  Officers and the number and value of unexercised  stock options held by the Named  Executive  Officers as of December
31, 2000.

                            STOCK OPTION EXERCISE AND
                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF
                                                                             SECURITIES
                                                                             UNDERLYING
                                                                            UNEXERCISED             VALUE OF UNEXERCISED
                                   SHARES                                    OPTIONS AT                 IN-THE-MONEY
                                  ACQUIRED                               DECEMBER 31, 2000               OPTIONS AT
                                     ON             VALUE                    EXERCISABLE              DECEMBER 31, 2000 (1)
         NAME                    EXERCISE         REALIZED(2)               UNEXERCISABLE/         EXERCISABLE/UNEXERCISABLE
--------------------------       ---------       -------------           -----------------         -------------------------

Robert Thompson                    ------            $------              189,498/140,502                      $0/$0
Joseph M. Valley, Jr.              ------             ------                  0/100,000                         0/0
Daniel M. Pess                     2,083            14,435(2)             189,431/140,569                       0/0

(1) Based on the per share  closing  price of the  Common  Stock of $1.00 on the
American Stock Exchange on December 31, 2000.

(2) Based on the difference  between the option exercise price and the per share closing  price of a share of  Common  Stock on  January  12,  2000,  the date of exercise, as reported on the OTC Bulletin Board.

                                      -12-

EMPLOYMENT AGREEMENTS

         The Company has entered into employment  agreements with each of Robert
Thompson,  its Chairman and Chief Executive Officer,  Joseph M. Valley, Jr., its
President and Chief  Operating  Officer,  and Daniel M. Pess, its Executive Vice
President and Chief  Financial  Officer.  The  employment  agreements of Messrs.
Thompson and Pess  provide for a term,  through  December  31,  2001,  each with annual base cash  compensation of $225,000.  Mr. Valley's  employment  agreement provides  for an initial  term  through  October  23,  2001,  with  annual  base compensation  of $200,000.  Each of Messrs.  Thompson,  Valley and Pess are also eligible to receive  bonuses if the Company  meets  certain  fiscal year targets agreed  upon in advance by the Board of  Directors.  Each is entitled to receive his full  salary  for 12 months  upon  termination,  unless  his  employment  is terminated for cause,  disability or death. Each have agreed not to compete with the  Company  for a period of one year after  termination.  All such  employment agreements  are for full-time  employment  and are  automatically  renewable for additional  periods unless either party terminates such employment  agreement at least 60 days prior to the  expiration  of the  initial  term or any  subsequent renewal term.

                                      -13-

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the  Securities  Exchange Act of 1934, as amended (the
"1934 Act"), requires the Company's officers and directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file  reports of  ownership  on Form 3 and changes in  ownership on Form 4 or
Form 5 with the SEC.  Such  officers,  directors and 10%  stockholders  are also required by SEC rules to furnish the  Company  with copies of all Section  16(a)
forms they file.

         Based solely on its review of the copies of such forms  received by it, or written  representations from certain reporting persons, the Company believes that,  except as  provided in the next  paragraph,  during the fiscal year ended
December  31,  2000,   there  was  compliance  with  all  Section  16(a)  filing
requirements applicable to its officers, directors and 10% stockholders.

         Robert  Thompson  and  Daniel  Pess each were  granted  options  by the
Company to purchase  shares of Common  Stock,  in February  and March 2000 which were not timely reported on either a Form 4 or Form 5. Messrs. Thompson and Pess have filed a Form 4 to report these grants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, the Company has raised  capital  through the sale of equity and debt  securities.  Many of the investors in such  offerings have been officers,  directors and entities  associated  with  directors,  and  beneficial owners of 5% or more of the  Company's  securities.  In each  transaction,  such persons  participated on terms no more favorable than those offered to all other investors.

PREFERRED STOCK PRIVATE PLACEMENTS AND EXERCISE OF WARRANTS

         The following  table sets forth the Directors and 5%  stockholders  (or entities  affiliated with 5% stockholders) who exercised  warrants,  in December
1999 or January 2000,  previously  acquired in private placements as well as the number  of  shares  acquired  upon  exercise  of the  warrant  and the per share exercise price of the warrant.

                                                Number of shares
                                                acquired upon
Name of Director or Stockholder                 exercise of warrant        Per share exercise price of warrant
-------------------------------                 -------------------        -----------------------------------
Wheatley and Wheatley Foreign                           500,000                   $1.50
Wheatley and Wheatley Foreign                           190,000                   $2.5875
Seneca                                                   37,500                   $1.50
Seneca                                                   50,000                   $2.5875
Woodland Fund                                            37,500                   $1.50
Woodland Fund                                            66,667                   $2.5875
Woodland Partners                                        33,334                   $2.5875
Amy L. Newmark                                           41,667                   $1.50
Alan Kaufman                                             41,667                   $1.50
Barry Fingerhut                                          33,334                   $2.5875
Brookwood                                                16,667                   $2.5875
Barry Rubenstein                                         33,333                   $2.5875
Barry Rubenstein                                         41,667                   $1.50

         In April 2000, IQO consummated the IQO Series A Private Placement.  The
IQO Series A Private Placement  consisted of 70 Units (the "IQO Series A Units")
with a gross sales price of $7,000,000. Each IQO

                                      -14-

Series A Unit consisted of 125,000 shares of IQO Series A Preferred Stock, $.001 par value ("IQO Preferred Stock) and a warrant to purchase 125,000 shares of IQO
Common Stock, $.001 par value ("IQO Common Stock") at a per share exercise price equal to $1.00 ("IQO Warrants").  The IQO Series A Units were sold at a purchase price of $100,000 per Unit and each share of IQO Preferred  Stock is convertible into one share of common stock of IQO.  Among the purchasers in the IQO Series A
Private  Placement were the following  individuals or entities that beneficially own more than 5% of the outstanding Common Stock: (i) Barry Fingerhut  purchased one IQO Series A Unit, (ii) Irwin Leiber purchased two IQO Series A Units, (iii)
Wheatley  purchased 12 IQO Series A Units, (iv) Brookwood  purchased one and one half IQO  Series A Units,  (v)  Seneca  purchased  one and one half IQO Series A
Units,  (vi) Woodland  Fund  purchased two and six tenths IQO Series A Units and
(vii) Woodland  Partners  purchased three IQO Series A Units.  In addition,  Amy
Newmark,  a Director of the Company,  purchased one half of an IQO Series A Unit and  EarlyBird  Capital  (and certain  affiliates  of  EarlyBird  Capital),  the
Placement  Agent of the IQO  Series A  Private  Placement  received  options  to purchase an aggregate of 492,500  shares of IQO Common Stock (the "IQO Placement
Options").

         Between February 2001 and April 2001, the Company consummated a private placement (the "2001 Private  Placement")  of an aggregate of 11,611,111  units, each unit  consisting  of one share of Common  Stock and two  redeemable  Common
Stock purchase  warrants at a purchase price of $0.27 per unit. The warrants are exercisable  into Common Stock at any time until February 7, 2006 at an exercise price of $.485 per share.  Among the  purchasers  in the 2001 Private  Placement were the following individuals or entities that beneficially own more than 5% of the  outstanding  Common Stock (i) Wheatley and Wheatley  Foreign  (purchased an aggregate  of  2,037,037  units),  (ii)  Seneca and  Woodland  Fund  (which each purchased  455,556  units),  (iii) Woodland  Partners (which  purchased  370,371 units),  (iv) Barry  Rubenstein,  Barry  Fingerhut  and Irwin  Lieber  (who each purchased 370,370 units),  (v) Brookwood (which purchased  370,371 units),  (vi)
Dalewood LP (which purchased 1,296,296 units), (vii) Dalewood 2 (which purchased
1,296,296  units) and (viii) Claudia Rouhana (who purchased  555,556 units).  In addition,  EarlyBirdCapital,  the placement agent in the 2001 Private  Placement received an option which is  exercisable  for up to  3,483,333  shares of Common
Stock.

         Barry Rubenstein, a 5% stockholder,  may be deemed to be the beneficial owner of the units  and/or IQO Series A Units  acquired  by  Wheatley,  Wheatley
Foreign, Seneca Ventures,  Woodland Fund, Woodland Partners and Brookwood. Barry
Fingerhut,  Irwin Lieber,  Seth Lieber and Jonathan Lieber,  each of whom are 5%
Stockholders,  may be deemed to be the beneficial  owner of the units and/or IQO
Series A Units acquired by Wheatley and Wheatley Foreign.  Marilyn Rubenstein, a
5% Stockholder,  may be deemed to be a beneficial  owner of the units and/or IQO
Series A Units acquired by Seneca  Ventures,  Brookwood,  Woodland  Partners and
Woodland Fund.  Woodland Services Corp. a 5% Stockholder may be deemed to be the beneficial  owner of the units  and/or IQO Series A Units  acquired  by Woodland
Fund and Seneca.

INTERIM FINANCING

         In December 2000,  Wheatley and Wheatley Foreign purchased an aggregate of  $250,000  principal  amount  of  unsecured  promissory  notes  issued by the
Company.  Such  promissory  notes  have been  converted  into  units in the 2001
Private Placement

                PROPOSAL II - APPROVAL OF SHARE ISSUANCE PROPOSAL

BACKGROUND

         The  Company  formed  IQO in March  1999.  In March  2000,  IQO and the
Company  entered  into an  exclusive  licensing  agreement,  with a stated  term through  December 31, 2005 under which IQO was granted the exclusive  license to resell the Company's database,  data streaming and data distribution  technology to Internet based  businesses.  As described  under "Certain  Relationships  and
Related  Transactions",  in April 2000, IQO consummated the IQO Series A Private
Placement. As a result of the IQO Series A Private Placement, the

                                      -15-

Company holds  approximately 53% of the outstanding  equity of IQO, assuming the conversion of IQO Preferred Stock into IQO Common Stock and assuming no exercise of any  warrants or options.  IQO has had  limited  revenues  and has never been profitable.  Given the continued operating losses of IQO, IQO estimates that its cash  on  hand  and  anticipated  receipts  will be  insufficient  to  fund  its
operations  for  more  than  three  months.   However,   to-date  IQO  has  been
unsuccessful  in raising the  additional  funds to continue  operations  and the
Company does not believe that IQO will be able to raise any additional  funds to continue  operations.  In  addition,  some of the  major  customers  of IQO have expressed concern about the financial stability and future viability of IQO. The
Board of Directors of the Company has considered the financial  condition of IQO and  has  determined  that an  exchange  offer  (the  "Exchange  Offer")  of the
Company's Common Stock for the outstanding IQO Preferred Stock,  Placement Agent
Options and IQO Common Stock which is not owned by the Company (the "Non-Company
IQO Common Stock") on the terms  discussed  below would be in the best interests of the Company. The Company believes that if it increases its ownership interest in IQO,  it will be easier  for the  Company to raise the  necessary  capital to enable IQO to continue operations.  In addition,  the Company estimates that the
Exchange  Offer would save the Company  between  $25,000 to $30,000 per month in
duplicative   administrative   and  overhead   expenses.   If  approved  by  the
stockholders,  the Company will  commence the Exchange  Offer during the week of
July 9, 2001.

TERMS OF THE OFFERING

         There are  currently  issued and  outstanding  8,750,000  shares of IQO
Preferred  Stock and IQO  Warrants  to purchase  8,750,000  shares of IQO Common
Stock and Placement  Options to purchase 492,500 shares of IQO Common Stock. The
Company holds 10,000,000  shares of IQO Common Stock and there are 721 shares of
Non- Company IQO Common  Stock.  The  exchange  ratio to be used in the Exchange
Offer will be 1.6228 shares of the Company's  Common Stock for each share of IQO
Preferred Stock and Non-Company IQO Common Stock and each IQO Placement  Option.
It will be a condition to closing the Exchange  Offer that the IQO Warrants will be  extinguished  upon the  consummation  of the Exchange  Offer.  If all of the holders of the IQO  Preferred  Stock,  Non- Company IQO Common Stock and the IQO
Placement   Options  elect  to  exchange  all  of  their  IQO  Preferred  Stock,
Non-Company  IQO Common Stock and IQO Placement  Options for Common  Stock,  the
Exchange Offer will result in the issuance of 14,999,899 shares of Common Stock.
There can be no assurance, however, that all of the holders of the IQO Preferred
Stock,  Non-Company  IQO Common Stock and the Placement Agent Options will elect to  exchange  their  IQO  Preferred  Stock,  Non-Company  Common  Stock  and IQO
Placement  Options for Common Stock in the  Exchange  Offer.  Accordingly,  even after the  consummation  of the  Exchange  Offer,  a  significant  amount of IQO
Preferred Stock, IQO Warrants and IQO Options may remain outstanding.

         Under Rule 713 of the Listing  Standards,  Policies and Requirements of
the American Stock  Exchange (the "AMEX"),  on which the Common Stock is listed, the Company is required to obtain  stockholder  approval in connection  with any transaction,  other than a public  offering,  that  involves the issuance by the
Company  of Common  Stock that  equals  20% or more of the  Common  Stock of the
Company  outstanding before the issuance of such securities at a price below the greater of book or market value of the Common Stock (the "20%  Limitation").  As of the Record  Date,  the Company had  outstanding  21,972,768  shares of Common
Stock.  Accordingly,  the issuance by the Company of 14,999,899 shares of Common
Stock will require stockholder  approval pursuant to the 20% Limitation.  If the stockholders  do not approve  this  proposal,  the Company will not commence any exchange offer for securities of IQO.

         The  Company  has agreed to file a  Registration  Statement  within six months from the  consummation  of the Exchange Offer  registering for resale the shares of Common Stock issued pursuant to the Exchange Offer.

APPROVAL  OF THE  PROPOSAL  COULD  RESULT IN  SIGNIFICANT  DILUTION  TO EXISTING
STOCKHOLDERS

As of the Record Date, the Company had outstanding  21,972,768  shares of Common
Stock. The Company may issue as much as 14,999,899 shares of Common Stock in the
Exchange Offer. As a result,  stockholders  could incur significant  dilution if they approve the Share Issuance Proposal. Stockholders should therefore consider the  potential  dilution in  determining  whether to approve the Share  Issuance
Proposal.

                                      -16-

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The  following  directors  and  beneficial  owners of 5% or more of the
Company's  securities  hold IQO Preferred  Stock and IQO Warrants:  Amy Newmark,
Barry Fingerhut,  Irwin Leiber, Wheatley,  Brookwood,  Seneca, Woodland Fund and
Woodland  Partners.  In addition,  EarlyBirdCapital  (and certain  affiliates of
EarlyBird  Capital),  a  beneficial  owner  of  5%  or  more  of  the  Company's securities,  hold the Placement Options. For further information  concerning the ownership of IQO securities by directors and beneficial  owners of 5% or more of the Company's securities, see "Certain Relationships and Related Transactions."

VOTE REQUIRED

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common Stock is required to approve the Share Issuance  Proposal.  In tabulating the votes to  approve  the  Share  Issuance  Proposal,  abstentions  and  broker non-votes  are not  considered  shares  entitled to vote and are not included in determining whether the Share Issuance Proposal is approved.

RECOMMENDATION

         The Board of Directors has considered  the Share Issuance  Proposal and believes that it is in the best interests of its stockholders.

         THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMEND  THAT  THE  COMPANY'S
STOCKHOLDERS VOTE FOR THE SHARE ISSUANCE PROPOSAL.

                           -------------------------

         PROPOSAL III -- APPROVAL OF AMENDMENT TO 2000 STOCK OPTION PLAN

         The Board of  Directors  of the Company has  unanimously  approved  for submission  to a vote of the  stockholders  a  proposal  to  amend  the  Plan to increase from 725,000 shares of Common Stock to 5,725,000 shares of Common Stock the number of shares  reserved for issuance  pursuant to the exercise of options granted thereunder.  The purposes of the Plan are to attract and retain the best available  personnel  for  positions of  responsibility  within the Company,  to provide  additional  incentives  to  employees of the Company and to promote the success of the  Company's  business  through  the grant of  options to  purchase
Common Stock.  Each option  granted  pursuant to the Plan shall be designated at the time of grant as either an "incentive  stock option" or as a  "non-qualified option."

         The Plan, as proposed to be amended,  would authorize the issuance of a maximum of 5,725,000  shares of Common Stock pursuant to the exercise of options granted  thereunder.  As of the Record Date,  stock options to purchase  580,854 shares of Common Stock have been granted,  including options to purchase 381,854 shares to executive officers and Directors of the Company.  In addition,  if the
Company is unable to obtain stockholder  approval of the Authorized Common Stock
Amendment,  the Company will not be able to grant additional options to purchase
Common Stock under the Plan.

ADMINISTRATION OF THE PLAN

         The Plan is administered by the Stock Option and Compensation Committee of the Board of Directors,  which determines to whom, among those eligible,  and the time or times at which options,  will be granted, the number of shares to be subject to options the duration of options,  any  conditions  to the exercise of options, and the manner in a price at which options may be exercised.  In making such determinations,  the Stock Option and Compensation  Committee may take into account the nature and period of service of eligible  employees,  their level of

                                      -17-

compensation, their past, present and potential contributions to the Company and such  other  factors  as the Stock  Option  Committee  in its  discretion  deems relevant.

         The Stock Option and  Compensation  Committee is  authorized  to amend, suspend  or  terminate  the  Plan,  except  that  it is not  authorized  without stockholder  approval (except with regard to adjustments  resulting from changes in  capitalization)  to (i)  increase  the maximum  number of shares that may be issued  pursuant to the exercise of options  granted under the Plan; (ii) permit the grant of an incentive  stock option under the Plan with an option price less than 100% of the fair  market  value of the  shares  at the time such  option is granted; (iii) materially change the eligibility  requirements for participation in the Plan;  (iv) extend the term of any option or the period  during which any option may be granted under the Plan; or (v) materially  modify the requirements as to eligibility for participation in the Plan.

OPTION PRICE

         The exercise price of each option is determined by the Stock Option and
Compensation  Committee,  but may not be less than 100% of the fair market value of the  shares of Common  Stock  covered by the option on the date the option is granted, in the case of an incentive stock option, nor less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted,  in the case of a non-quali  stock  option.  If an  incentive stock  option is to be  granted  to an  employee  who owns over 10% of the total combined voting power of all classes of Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common  Stock  covered by the option on the date the option is granted.

TERMS OF OPTIONS

         Unless otherwise  provided in the Stock Option  Agreement,  the term of each option shall be seven (7) years from the date of grant,  provided  that the maximum  term of each option shall be 10 years.  Options  granted to an employee who owns over 10% of the total combined  voting power of all classes of stock of the Company  shall expire not more than five years after the date of grant.  The
Plan  provides for the earlier  expiration  of options of a  participant  in the event of certain terminations of employment.

REGISTRATION OF SHARES

         The Company has filed a registration statement under the Securities Act with respect to 725,000  shares of Common Stock  issuable  pursuant to the Plan.
The  Company  intends to file an  additional  registration  statement  under the
Securities Act with respect to the additional  5,000,000  shares of Common Stock issuable  pursuant to the Stock Option Plan  Amendment  subsequent  to the Stock
Option Plan Amendment's approval by the Company's stockholders.

REQUIRED VOTE

         The affirmative  vote of a majority of the votes cast by holders of the
Common  Stock is  required to approve the Stock  Option Plan  Amendment.  If the
Stock Option Plan Amendment is approved,  the first sentence of Section 4 of the
Plan will read as follows:

         "Subject to  adjustment  as  provided  in Section 7 hereof,  a total of
5,725,000 shares of the Company's Common Stock (the "Stock") shall be subject to the Plan."

         THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL
TO AMEND THE 2000 STOCK OPTION PLAN

                               ------------------

                                      -18-

                    PROPOSAL IV - APPROVAL OF AN INCREASE IN
                             AUTHORIZED COMMON STOCK

         In May 2001,  the Board of  Directors  approved the  Authorized  Common
Stock  Amendment,  which would increase to  100,000,000  the number of shares of
Common Stock  authorized for issuance,  and directed that the Authorized  Common
Stock Amendment be submitted to a vote of Stockholders at the Meeting.  The form of the proposed  Authorized  Common Stock Amendment is included in Appendix B to this Proxy Statement.

         Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 60,000,000 shares of Common Stock. As of the Record  Date,  21,972,768  shares of Common  Stock were  outstanding  and
30,283,715  shares were reserved for issuance  upon the exercise of  outstanding warrants and options. There was, therefore, as of the Record Date, approximately
7,743,517 shares of authorized Common Stock available for future issuance by the
Company.  The Company is also seeking  approval of the Share  Issuance  Proposal which could result in the issuance of an additional  14,999,899 shares of Common
Stock and the Stock Option Plan  Amendment  which would increase from 725,000 to
5,725,000  the number of shares  available  for issuance  under the Plan. If the
Share Issuance  Proposal and the Stock Option Plan  Amendment are approved,  the
Company will be unable to implement  such proposals if the  stockholders  do not approve  the Common  Stock  Amendment.  The Board  believes it is  necessary  to increase  the  number  of  shares of  authorized  Common  Stock in order to make available  additional  shares  for the  Exchange  Offer,  as  described  herein, possible stock splits, acquisitions, financings, employee benefit plan issuances and for other such corporate purposes as may arise.

         All newly authorized  shares of Common Stock would have the same rights as the presently  authorized  shares,  including the right to one vote per share and to participate in dividends when and to the extent declared and paid.  While the  issuance of shares in certain  instances  may have the effect of stalling a hostile  takeover,  the Board does not intend or view the increase in authorized
Common  Stock  as an  anti-takeover  measure  nor is the  Company  aware  of any proposed or contemplated transaction of this type.

         The issuance of  additional  shares of Common Stock by the Company may, depending  upon the  circumstances  under  which the shares are  issued,  reduce stockholders'  equity per share and may reduce the  percentage  of  ownership of
Common Stock of existing stockholders.

         The  additional  shares of Common Stock would be available for issuance without further action by the stockholders  and without the  accompanying  delay and expense involved in calling a special meeting of  stockholders,  unless such action is  required  by  applicable  law or the rules of any stock  exchange  or automated quotation system on which the Company's securities may be traded.

         Proxies  received that contain no  instructions to the contrary will be voted FOR approval of the Authorized  Common Stock  Amendment.  The  affirmative vote of the  holders of a majority  of the  outstanding  shares of Common  Stock entitled to vote is required to approve the Authorized  Common Stock  Amendment.
Accordingly,  abstentions  and broker  non-votes  will have the same effect as a negative vote. If the proposal is approved by the  stockholders,  the Authorized
Common Stock Amendment would become  effective upon its filing with the State of
Delaware, which would occur as soon as practicable following such approval.

RECOMMENDATION

         THE  BOARD OF  DIRECTORS  HAS  APPROVED  THE  AUTHORIZED  COMMON  STOCK
AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL THEREOF.

                                      -19-

AUDIT COMMITTEE REPORT

         The members of the Audit Committee from January 1, 2000 to December 31,
2000 were Messrs.  Rino Bergonzi and Amy Newmark,  both of whom are "independent directors" (as  "independent  director" is defined pursuant to Section 121(A) of the  listing  standards  of the  American  Stock  Exchange  ("AMEX").  The Audit
Committee met one time during the fiscal year ended December 31, 2000.

         The Audit  Committee  adopted a written  charter  during fiscal 2000, a copy of which is attached to this Proxy  Statement as Appendix A. The  Company's independent auditors are responsible for auditing the financial statements.  The activities  of the  Committee are in no way designed to supersede or alter those traditional responsibilities.  The Committee's role does not provide any special assurances  with  regard  to the  Company's  financial  statements,  nor does it involve a professional  evaluation of the quality of the audits performed by the independent auditors.

         In connection with the audit of Company's financial  statements for the year ended December 31, 2000, the Audit Committee met with  representatives from
PricewaterhouseCoopers  LLP,  the  Company's  independent  auditors.  The  Audit
Committee reviewed and discussed with  PricewaterhouseCoopers LLP, the Company's financial management and financial structure, as well as the matters relating to the audit  required to be discussed by Statements  on Auditing  Standards 61 and
90.

         On   March   29,   2001,    the   Audit    Committee    received   from
PricewaterhouseCoopers  LLP the  written  disclosures  and the letter  regarding
PricewaterhouseCoopers  LLP's  independence  required by Independence  Standards
Board of Standard No. 1.

         In  addition,  the Audit  Committee  reviewed  and  discussed  with the
Company's  management the Company's  audited  financial  statements  relating to
fiscal   year   ended    December    31,   2000   and   has    discussed    with
PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.

         Based upon review and discussions  described above, the Audit Committee recommended  to the Board of Directors that the Company's  financial  statements audited by PricewaterhouseCoopers LLP be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                               ------------------

                   PROPOSAL V --RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors appointed  PricewaterhouseCoopers LLP, certified public accountants,  as the Company's  independent  auditors for the fiscal year ending  December 31, 2001.  Although the  selection of auditors does not require ratification,  the Board of  Directors  has  directed  that the  appointment  of
PricewaterhouseCoopers  LLP be submitted to stockholders for ratification due to the  significance  of such  appointment to the Company.  If  stockholders do not ratify the  appointment  of  PricewaterhouseCoopers  LLP, the Board of Directors
will  consider  the  appointment  of other  certified  public  accountants.  The approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative  vote of a majority of the votes cast by holders of the
Common Stock.

         The Company's auditors for the fiscal year ended December 31, 2000 were
PricewaterhouseCoopers  LLP.  PricewaterhouseCoopers LLP has advised the Company that a  representative  will be  present  at the  Meeting  at which time he will respond to appropriate  questions  submitted by stockholders  and will make such statements as he may desire.

                                      -20-

AUDIT FEES

         Audit fees billed to the Company by  PricewaterhouseCoopers  LLP during the fiscal  year ended  December  31,  2000 for review of the  Company's  annual financial  statements and those financial  statements  included in the Company's quarterly reports on Form 10-Q totaled approximately $57,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

     The Company did not engage  PricewaterhouseCoopers LLP to provide advice to the Company regarding  financial  information  systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

         No fees were billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended  December  31, 2000 for  non-audit  services.  The Company estimates that  PricewaterhouseCoopers  LLP will bill approximately  $15,000 for tax related  services  relating to the Company's tax returns for 2000. The Audit
Committee has considered whether the provision by PricewaterhouseCoopers  LLP of the services covered by such fees, other than the audit fees, is compatible with maintaining the  independence of  PricewaterhouseCoopers  LLP and has determined that it is compatible.

RECOMMENDATION

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RATIFICATION  OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS  LLP AS THE COMPANY'S INDEPENDENT AUDITORS
FOR THE YEAR ENDING DECEMBER 31, 2001.

                                  ANNUAL REPORT

         All  stockholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2000 Annual Report for the year  ended  December  31,  2000,  which  contains  certified  financial statements  of the  Company for the year ended  December  31,  2000.  This Proxy
Statement  incorporates by reference the Financial  Statements and  Management's
Discussion  and  Analysis  of  Financial  Condition  and  Results of  Operations
contained in such report.

         ANY  STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB FOR THE YEAR ENDED  DECEMBER  31, 2000
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO DANIEL M. PESS,  EXECUTIVE VICE PRESIDENT,  CHIEF OPERATING  OFFICER,
CHIEF FINANCIAL OFFICER AND SECRETARY AT QUERYOBJECT  SYSTEMS  CORPORATION,  ONE
EXPRESSWAY PLAZA, SUITE 208, ROSLYN HEIGHTS, NEW YORK 11577.

                              STOCKHOLDER PROPOSALS

         Stockholder  proposals  made in  accordance  with Rule 14a-8  under the
Exchange Act and intended to be presented at the Company's  2002 Annual  Meeting of  Stockholders  must be  received by the  Company at its  principal  office in
Roslyn  Heights,  New York no later than  January __, 2002 for  inclusion in the proxy statement for that meeting.

         In addition,  the Company's  By-laws  require that a  stockholder  give advance  notice to the  Company  of  nominations  for  election  to the Board of
Directors and of other matters that the stockholder wishes to present for action at an annual  meeting  of  stockholders  (other  than  matters  included  in the
Company's proxy statement in

312214.3
                                      -21-

accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the information required by the By-laws of the Company, and be delivered or mailed by first class United States mail,  postage prepaid,  to the Secretary of the Company at its  principal  offices.  The Company must receive such notice not less than 45 days prior to the date in the current year that  corresponds to the date in the prior year on which the Company first mailed its proxy materials for the prior year's annual meeting of  stockholders.  While the Company has not yet set the date of its 2002 Annual Meeting of Stockholders,  if it were held on
July 6, 2002 (the date  that  corresponds  to the date on which the 2001  Annual
Meeting is being held), notice of a director nomination or stockholder  proposal made otherwise than in accordance  with Rule 14a-8 would be required to be given to the Company no later than May 22, 2002.

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have  discretionary  authority to vote,  or otherwise  act, with respect to such matters in accordance with their judgment.

Daniel M. Pess
SECRETARY

June 5, 2001

                                      -22-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 6, 2001

         The undersigned,  a stockholder of QueryObject Systems  Corporation,  a
Delaware  corporation (the  "Company"),  does hereby appoint Robert Thompson and
Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full  power  of  substitution,  for and in the  name,  place  and  stead  of the undersigned,  to vote all of the shares of Common  Stock of the Company that the undersigned  would be entitled to vote if personally  present at the 2001 Annual
Meeting of Stockholders of the Company (the "Annual  Meeting") to be held at the
Company's  principal  executive offices,  located at One Expressway Plaza, Suite
208,  Roslyn  Heights,  New York 11577,  on Friday,  July 6, 2001 at 10:00 A.M.,
local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS:

         The election of Robert A. Thompson,  Joseph M. Valley,  Jr.,  Daniel M.
         Pess, Andre Szykier, Alan W. Kaufman, Rino Bergonzi, and Amy L. Newmark
         to the Board of Directors,  to service until the 2002 Annual Meeting of
         Stockholders  and until  their  respective  successors  are elected and shall qualify.

                                    WITHHOLD AUTHORITY
FOR ALL                             TO VOTE FOR ALL                ________________________
NOMINEES ___                        NOMINEES ___                   ________________________

                                                                   TO WITHHOLD AUTHORITY TO
                                                                   VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                                                                   PRINT NAME ABOVE.

2.       TO APPROVE THE SHARE ISSUANCE PROPOSAL.

         ______  FOR   _____  AGAINST    _____  ABSTAIN

3.       TO AMEND THE COMPANY'S 2000 STOCK OPTION PLAN:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

4.       TO APPROVE INCREASE IN AUTHORIZED COMMON STOCK:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

5.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

6.       DISCRETIONARY AUTHORITY:

                  IN THEIR  DISCRETION,  THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                      -23-

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT DIRECTORS,
APPROVE THE SHARE ISSUANCE  PROPOSAL,  APPROVE THE AMENDMENTS TO THE CERTIFICATE
OF INCORPORATION  THAT WOULD INCREASE THE AUTHORIZED  COMMON STOCK,  APPROVE THE
AMENDMENT  TO THE 2000  STOCK  OPTION  PLAN AND TO  RATIFY  THE  APPOINTMENT  OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         The undersigned  hereby revokes any proxy or proxies  heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes,  may lawfully do or cause to be done by virtue hereof. The undersigned  hereby  acknowledges  receipt  of a copy of the  Notice  of  Annual
Meeting  and  Proxy  Statement,  both  dated  June  5,  2001,  and a copy of the
Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Dated _______________________, 2001

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES  APPEAR  HEREON.
WHEN SIGNING AS  ATTORNEY,  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR
GUARDIAN,  PLEASE  INDICATE THE CAPACITY IN WHICH  SIGNING.  WHEN
SIGNING AS JOINT  TENANTS,  ALL PARTIES IN THE JOINT TENANCY MUST
SIGN. WHEN A PROXY IS GIVEN BY A CORPORATION, IT SHOULD BE SIGNED
WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

         PLEASE  MARK,  DATE,  SIGN  AND MAIL  THIS  PROXY IN THE
ENVELOPE  PROVIDED  FOR THIS  PURPOSE.  NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES.

                                      -24-

                                                                      APPENDIX I

                         QUERYOBJECT SYSTEMS CORPORATION
                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The audit  committee  will  assist  the board of  directors  in  fulfilling  its oversight  responsibilities.  The audit  committee  will  review  the  financial reporting process,  the system of internal control,  the audit process,  and the company's process for monitoring compliance with laws and regulations and with a code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors,  management, and the internal and external  auditors.  To effectively  perform his or her role, each committee member  will  obtain  an  understanding  of  the  detailed  responsibilities  of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

The Audit  Committee  is  comprised  of at least three  outside  directors.  The qualifications  are that members have had experience in operational  departments of large corporations, which includes P&L responsibility.  Meetings will be held at least once per year at which time the  Chairperson for the next twelve months will be appointed.

ROLES AND RESPONSIBILITIES

Internal Control

o  Evaluate  whether  management is setting the  appropriate  tone at the top by communicating  the  importance  of  internal  control and  ensuring  that all individuals possess an understanding of their roles and responsibilities;
o  Focus on the extent to which internal and external  auditors  review computer systems and applications,  the security of such systems and applications, and the contingency plan for processing  financial  information in the event of a systems breakdown;
o  Gain an understanding of whether  internal  control  recommendations  made by internal and external auditors have been implemented by management; and
o  Ensure that the external  auditors keep the audit  committee  informed  about fraud,  illegal acts,  deficiencies  in internal  control,  and certain other matters.

Financial Reporting
GENERAL

o  Review  significant   accounting  and  reporting  issues,   including  recent
   professional  and regulatory  pronouncements,  and understand their impact on the financial statements; and
o  Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

ANNUAL FINANCIAL STATEMENTS

o  Review  the  annual  financial  statements  and  determine  whether  they are complete and consistent with the information known to committee members,  and assess  whether  the  financial  statements  reflect  appropriate  accounting principles;
o  Pay  particular  attention to complex  and/or  unusual  transactions  such as restructuring charges and derivative disclosures;

                                      -25-

o  Focus on  judgmental  areas such as those  involving  valuation of assets and liabilities,  including for example,  the  accounting  for and  disclosure of obsolete or  slow-moving  inventory;  loan  losses;  warranty,  product,  and environmental  liability;  litigation  reserves;  and other  commitments  and contingencies;
o  Meet with  management  and the  external  auditors  to review  the  financial statements and the results of the audit;
o  Consider  management's  handling of proposed audit adjustments  identified by the external auditors;
o  Review the MD&A and other  sections of the annual  report  before its release and consider whether the information is adequate and consistent with members'
   knowledge about the company and its operations; and
o  Ensure that the external auditors communicate certain required matters to the committee.

INTERIM FINANCIAL STATEMENTS

o  Be briefed on how  management  develops and  summarizes  quarterly  financial information,  the extent of internal audit  involvement,  the extent to which the external  auditors review quarterly  financial  information,  and whether that review is preformed on a pre- or post-issuance basis;
o  Meet with  management and, if a pre-issuance  review was completed,  with the external auditors,  either telephonically or in person, to review the interim financial  statements and the results of the review. (This may be done by the committee chairperson or the entire committee);
o  To gain insight into the fairness of the interim  statements and disclosures, obtain  explanations  from  management  and from the  internal  and  external auditors on whether:
                  Actual  financial  results for the  quarter or interim  period varied significantly from budgeted or projected results;
                  Changes in financial  ratios and  relationships in the interim financial  statements  are  consistent  with  changes in the  company's operations and financing practices;
                  Generally   accepted    accounting    principles   have   been
         consistently applied;
                  There are any  actual or  proposed  changes in  accounting  or financial reporting practices;
                  There are any significant or unusual events or transactions;
                  The company's financial and operating controls are functioning effectively;
                  The company has complied with the terms of loan  agreements or security indentures; and
                  The  interim   financial   statements   contain  adequate  and
         appropriate disclosures.

o    Ensure that the external auditors  communicate  certain required matters to the committee.

                                      -26-

Compliance with Laws and Regulations

o    Review the effectiveness of the system for monitoring  compliance with laws and regulations and the results of management's investigation and follow-up
     (including disciplinary action) on any fraudulent acts or
     accounting irregularities;
o    Periodically  obtain  updates from  management,  general  counsel,  and tax director regarding compliance;
o    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
o    Review the findings of any examinations by regulatory  agencies such as the
     Securities and Exchange Commission.

Compliance with Code of Conduct

o    Ensure  that a code of  conduct  is  formalized  in  writing  and  that all employees are aware of it;
o    Evaluate  whether  management is setting the appropriate tone at the top by communicating  the importance of the code of conduct and the guidelines for acceptable business practices;
o    Review the program for monitoring compliance with the code of conduct; and
o    Periodically  obtain updates from management and general counsel  regarding compliance.

Internal Audit

o    Review the  activities and  organizational  structure of the internal audit function;

o    Review the  qualifications of the internal audit function and concur in the appointment,  replacement,  reassignment,  or  dismissal or the director of internal audit; and
o    Review the effectiveness of the internal audit function.

External Audit

o    Review the external auditors' proposed audit scope and approach;
o    Review the performance of the external  auditors and recommend to the board of directors the appointment
o    or discharge of the external auditors; and
o    Review and confirm the  independence of the external  auditors by reviewing the  nonaudit  services  provided  and the  auditors'  assertion  of  their independence in accordance with professional standards.

Other Responsibilities

o    Meet with the external auditors, director of internal audit, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;
o    Ensure that significant  findings and recommendations  made by the internal and external auditors are received and discussed on a timely basis;
o    Review,  with the  company's  counsel,  any legal matters that could have a significant impact on the company's financial statements;
o    Review the  policies and  procedures  in effect for  considering  officers'
     expenses and perquisites;
o    If necessary,  institute special  investigations and, if appropriate,  hire special counsel or experts to assist;
o    Perform other oversight functions as requested by the full board; and
o    Review and update the charter; receive approval of changes from the board.

REPORTING RESPONSIBILITIES

o    Regularly update the board of directors about committee activities and make appropriate recommendations.

                                      -27-